Federated Total Return Government Bond Fund
Institutional Shares
Institutional Service Shares

Federated Government Income Securities, Inc.
Class A Shares
Class B Shares
Class C Shares
Class F. Shares
SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 2008 AND JUNE 30, 2008.

Under the heading entitled “Frequent Trading Policies” please delete the section in its entirety and replace it with the following:

FREQUENT TRADING POLICIES
Given the liquid nature of the Fund’s investments and the low transaction costs associated with these investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders.  For this reason, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares.  Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund’s portfolio and its performance.

October 24, 2008

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39234 (10-08)